UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 15, 2006

Date of Report (date of earliest event reported)

FOXHOLLOW TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50998	94-3252085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Bay Road

Redwood City, California 94063-2469

(Address of principal executive offices)

(650) 421-8400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In September 2005, we entered into a Collaboration and License Agreement with Merck & Co., Inc. This collaboration relates to the analysis of atherosclerotic plaque removed from patient arteries with the objective of identifying new biomarkers of atherosclerotic disease progression. Under the terms of the collaboration agreement, the research program described in the agreement terminated on September 15, 2006. We are currently engaged in ongoing discussions and negotiations with Merck regarding the renewal and extension of the collaboration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXHOLLOW TECHNOLOGIES, INC.

Date: September 19, 2006	By:	/s/ Matthew B. Ferguson
Matthew B. Ferguson
Chief Financial Officer